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                                                                  EXHIBIT 10(cc)

                                  AMENDMENT TO
                       ADMINISTRATIVE SERVICES AGREEMENT

                 This amendment to the Administrative Services Agreement by and between First Mississippi Corporation ("FMC"), a Mississippi corporation, and FirstMiss Gold Inc. ("FMGI"), a Nevada corporation, is entered this 29th day of August, 1995.

                 WHEREAS, the parties entered into an Administrative Services Agreement (the "Agreement") on October 28, 1987 for the provision of various administrative services by FMC to FMGI; and

                 WHEREAS, the parties desire to amend Section 2 of the Agreement.

                 NOW THEREFORE, the parties hereby agree as follows:

                 The Agreement is hereby amended by deleting Section 2 in its entirety and replacing it with the following:

                 2.       Compensation

                 (a) Preparation of Budgets. Prior to the last day of each fiscal year, FMGI and FMC shall agree on proposed hourly rates for administrative and legal services to be rendered pursuant to this Agreement for the following fiscal year or until the date of the proposed spin-off. The budget shall contain line items for each service set forth in paragraph 1 above and shall contain a detailed description of the line item service contemplated in the budget and hourly rate for providing such services. Executive and director time shall be excluded from the budget figures, and shall not be charged to FMGI. Such budget shall be approved by a majority vote of the Board of Directors of FMGI who are not officers or employees of FMGI or FMC, and are not Directors of FMC. Except for the actual cost of employee benefits provided to FMGI participants which will be reimbursed to FMC, FMC agrees to provide and FMGI agrees to pay for all administrative and legal services contemplated hereunder at the hourly rates set forth in the Board approved budget.

                 (b) Payments. FMGI shall pay FMC for administrative and legal services on or before the thirtieth day following the end of each month based upon billing by FMC.





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                 This Amendment to the Agreement is effective as of the date first above written.


FMC:                                     FMGI:

First Mississippi Corporation            FirstMiss Gold Inc.



By: /s/ R. M. Summerford                 By: /s/ G. W. Thompson
   -----------------------------            ---------------------------------
Name: R. M. Summerford                   Name: G. W. Thompson
     ---------------------------              -------------------------------
Title: Vice President                    Title: President and CEO
      --------------------------               ------------------------------





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